                                                                    Exhibit 25.2

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                           --------------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______

                           --------------------------

                    U. S. TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                 California                                95-4311476
      (Jurisdiction of incorporation or                (I. R. S. Employer
organization if not a U. S. national bank)           Identification Number)


     515 South Flower Street, Suite 2700                      90071
           Los Angeles, California                         (Zip Code)
  (Address of principal executive offices)

                           --------------------------
                             XO COMMUNICATIONS, INC.
               (Exact name of OBLIGOR as specified in its charter)

                  Delaware                                 54-1983517
       (State or other jurisdiction of                 (I. R. S. Employer
       incorporation or organization)                  Identification No.)

           11111 Sunset Hills Road                            20190
              Reston, Virginia                              (Zip code)
  (Address of principal executive offices)

                           --------------------------
                        ___% Subordinated Notes due 20__
                       (Title of the indenture securities)

================================================================================

                                     GENERAL


1.      General Information

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

               Comptroller of the Currency
               490 L'Enfant Plaza East, S.W.
               Washington, D.C. 20219

               Federal Deposit Insurance Corporation
               550 17th Street, N.W.
               Washington, D.C. 20429

               Federal Reserve Bank (12th District)

        (b)    Whether it is authorized to exercise corporate trust powers.

        The trustee is authorized to exercise corporate trust powers.


2.      Affiliations with the Obligor

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

3,4,5,6,7,8,9,10,11,12,13,14 and 15.

        The obligor is currently not in default under any of its outstanding securities for which U. S. Trust Company, National Association is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.

16.     List of Exhibits

        T-1.1  --     A copy of the Articles of Association of U. S. Trust
                      company, National Association currently in effect;
                      incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement (Registration No.
                      333-59485).

        T-1.2  --     A copy of the certificate of authority of the trustee to
                      commence business, if not contained in the articles of association, incorporated herein by reference to Exhibit
                      T-1.1 filed with Form T-1 Statement (Registration No
                      33-33031)

        T-1.3  --     A copy of the authorization of the trustee to exercise
                      corporate trust powers, if such authorization is no contained in the documents specified in paragraph (1) or
                      (2) above, incorporated herein by reference to Exhibit T
                      1.1 filed with Form T-1 Statement (Registration No.
                      33-33031).

        T-1.4  --     A copy of the By-laws of the U. S. Trust Company, National
                      Association, as amended to date; incorporated by reference to Exhibit T-1.4 filed with Form T-1
                      (Registration No. 33-54136).

        T-1.6  --     The consent of the trustee required by Section 321(b) of
                      the Trust Indenture Act of 1939, as amended by the Trust
                      Indenture Reform Act of 1990, incorporated herein by reference to Exhibit T-1.6 filed with Form T-1 Statement
                      (Registration No. 33-33031)

        T-1.7  --     A copy of the latest report of condition of the trustee
                      published pursuant to law or the requirements of its supervising or examining authority.

        T-1.8   --    Not applicable

        T-1.9   --    Not applicable



                                      NOTE

        As of January 30, 2001, the trustee had 20,000 shares of Capital Stock outstanding, all of which are owned by its parent company, U. S. Trust Corporation.

        The responses to Items 2,5,6,7,8,9,10,11 and 14 set forth the information requested as though U. S. Trust Company, National Association and U. S. Trust Corporation were the "trustee".

        In answering Item 2 in this statement of eligibility, as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

--------------------------------------------------------------------------------

        Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, U. S. Trust Company, National Association, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 30th day of January, 2001.

        U. S. TRUST COMPANY, NATIONAL ASSOCIATION
        Trustee


By:     /s/ PATRICIA GALLAGHER
        -----------------------
        Patricia Gallagher
        Authorized Signatory

                                                                   EXHIBIT T-1.7


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER, 30, 2000

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                                   C300  <-
                                                                                                             Dollar Amounts
---------------------------------------------------------------------------------------------------------------------------
in Thousands
------------
ASSETS
 1.     Cash and balances due from depository institutions (from Schedule RC-A)                              RCON
                                                                                                             ----
        a.  Noninterest-bearing balances and currency and coin (1)_________________      ______   _______    0081        15,189  1.a
                                                                                                                        -------
        b.  Interest bearing balances (2)___________________________________________     ______   _______    0071           147  1.b
                                                                                                                        -------
 2.     Securities:
        a.  Held-to-maturity securities (from Schedule RC-B, column A)______________     ______   _______    1754             0  2.a
                                                                                                                        -------
        b.  Available-for-sale securities (from Schedule RC-B, column D)_____________    ______   _______    1773       171,391  2.b
                                                                                                                        -------
 3.     Federal funds sold and securities purchased under agreements to resell_______    ______   _______    1350        62,000  3.
                                                                                                                        -------
 4.     Loans and lease financing receivables:                                            RCON
                                                                                          ----
        a.  Loans and leases, net of unearned income (from Schedule RC-C)___________      2122    138,839                        4.a
        b.  LESS:  Allowance for loan and lease losses______________________________      3123      1,110                        4.b
        c.  LESS:  Allocated transfer risk reserve___________________________________     3128          0                        4.c
        d.  Loans and leases, net of unearned income, allowance, and reserve                                 RCON       137,729
            (item 4.a minus 4.b and 4.c)____________________________________________     ______   _______    2125                4.d
                                                                                                                        -------
 5.     Trading assets__________________________________________________________         ______   _______    3545             0  5.
                                                                                                                        -------
 6.     Premises and fixed assets (including capitalized leases)_____________________    ______   _______    2145        11,951  6.
                                                                                                                        -------
 7.     Other real estate owned (from Schedule RC-M)_____________________________        ______   _______    2150             0  7.
                                                                                                                        -------
 8.     Investments in unconsolidated subsidiaries and associated companies
        (from Schedule RC-M)____________________________________________________         ______   _______    2130             0  8.
                                                                                                                        -------
 9.     Customers' liability to this bank on acceptances outstanding_________________    ______   _______    2155             0  9.
                                                                                                                        -------
10.     Intangible assets (from Schedule RC-M)___________________________________        ______   _______    2143        48,379  10.
                                                                                                                        -------
11.     Other assets (from Schedule RC-F)_______________________________________         ______   _______    2160        28,075  11.
                                                                                                                        -------
12.     Total assets (sum of items 1 through 11)________________________________         ______   _______    2170       474,861  12.
                                                                                                                        -------


-------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

                                                                                             Dollar      Amounts     in
-----------------------------------------------------------------------------------------------------------------------
Thousands
---------
LIABILITIES
13.     Deposits:
        a.  In domestic offices (sum of totals of                                                             RCON
                                                                                                              ----
             columns A and C from Schedule RC-E)_____________________________________                         2200   381,105  13.a
                                                                                                                     -------
                                                                                           RCON
             (1)  Noninterest-bearing (1)____________________________________________      6631     34,962                    13.a.1
                                                                                                   -------
             (2)  Interest-bearing __________________________________________________      6636    346,143
                                                                                                   -------
        b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs
              (1) Noninterest-bearing________________________________________________
              (2) Interest-bearing___________________________________________________
14.     Federal funds purchased(2)  and securities sold under agreements to                                   RCON         0  14
                                                                                                              ----
        repurchase:                                                                                           2800
                                                                                                                     -------
15.     a.  Demand notes issued to the U.S. Treasury_________________________________     ______   _______    2840         0  15.a
                                                                                                                     -------
        b.  Trading liabilities______________________________________________________     ______   _______    3548         0  15.b
                                                                                                                     -------

16.     Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
        a.  WITH A REMAINING MATURITY OF ONE YEAR OR LESS____________________________     ______   _______    2332         0  16.a
                                                                                                                     -------
        b.  WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE                                                  0
                                                                                                                     -------
        YEARS____________________                                                         ______   _______    A547            16.b
        c.  WITH A REMAINING MATURITY OF MORE THAN THREE YEARS_______________________     ______   _______    A548         0  16.c
                                                                                                                     -------
17.     Not applicable
18.     Bank's liability on acceptances executed and outstanding_____________________     ______   _______    2920         0  18.
                                                                                                                     -------
19.     Subordinated notes and debentures____________________________________________     ______   _______    3200         0  19.
                                                                                                                     -------
20.     Other liabilities (from Schedule RC-G)_______________________________________     ______   _______    2930    17,681  20.
                                                                                                                     -------
21.     Total liabilities (sum of items 13 through 20)_______________________________     ______   _______    2948   398,786  21.
                                                                                                                     -------
22.     Not applicable

EQUITY CAPITAL
23.     Perpetual preferred stock and related surplus________________________________     ______   ______     3838     5,000  23.
                                                                                                                     -------
24.     Common stock_________________________________________________________________     ______   ______     3230     2,010  24.
                                                                                                                     -------
25.     Surplus (exclude all surplus related to preferred stock)_____________________     ______   ______     3839    40,076  25.
                                                                                                                     -------
26.     a.  Undivided profits and capital reserves___________________________________     ______   ______     3632    29,256  26.a
                                                                                                                     -------
        b.  Net unrealized holding gains (losses) on available-for-sale securities___     ______   ______     8434     (267)  26.b
                                                                                                                     -------
27.     Cumulative foreign currency translation adjustments__________________________
28.     a.  Total equity capital (sum of items 23 through 27)________________________     ______   ______     3210    76,075  28.
                                                                                                                     -------
29.     Total liabilities and equity capital (sum of items 21and 28)_________________     ______   ______     3300   474,861  29.
                                                                                                                     -------

MEMORANDUM
   TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

 1.  Indicate in the box at the right the number of the statement below that best describes the most   RCON
      comprehensive level of auditing work performed for the bank by independent external auditors as  ----
      of any date during 1997______________________________________________________________________    6724      N/A     M.1

    1 = Independent audit of the bank conducted in accordance          4 = Directors' examination of the bank performed by other
        with generally accepted auditing standards by certified            external auditors (may be required by state chartering
        public accounting firm which submits a report on the bank          authority)
    2 = Independent audit of the bank's parent holding company         5 = Review of the bank's financial statements by external
        conducted in accordance with generally accepted auditing           auditors
        standards by a certified public accounting firm which          6 = Compilation of the bank's financial statements by
        submits a report on the consolidated holding company (but          external auditors
        not on the bank separately)                                    7 = Other audit procedures (excluding tax preparation
    3 = Directors' examination of the bank conducted in accordance         work)
        with generally accepted auditing standards by a certified      8 = No external audit work
        public accounting firm (may be required by state chartering authority)

---------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)  Includes limited life preferred stock and related surplus.